Exhibit (23)(a)

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 27, 1997 included in the Annual Report on Form 10-K of the Corporation for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                   /s/ ARTHUR ANDERSEN LLP

                                   ARTHUR ANDERSEN LLP
April 21, 1997
New York, New York